Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Linens 'n Things, Inc. (the "Company") for the quarterly period ended October 4, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Norman Axelrod, as Chief Executive Officer of the Company, and William T. Giles, as Chief Financial Officer of the company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Norman Axelrod
------------------------
Name:  Norman Axelrod
Title: Chairman and
       Chief Executive Officer
Date:  November 18, 2003


/s/ William T. Giles
------------------------
Name:  William T. Giles
Title: Executive Vice President,
       Chief Financial Officer
Date:  November 18, 2003